Exhibit 10.1 EXECUTION VERSION STOCK PURCHASE AGREEMENT This STOCK PURCHASE AGREEMENT (“Agreement”), dated as of May 2, 2024, is by and between EEG, Inc., a Delaware corporation (“EEG” or “Purchaser”), and Regis Corporation, a Minnesota corporation (“Regis” or “Seller”). EEG and Regis sometimes are referred to herein, individually, as a “Party” and, collectively, as the “Parties.” In addition, Franklin Schoeneman (“Schoeneman”) joins this Agreement solely for purposes of Section 12 and Section 15. Certain of the terms used in this Agreement are defined in Section 16. BACKGROUND Seller owns 490 shares of the common stock, par value $0.001 per share, of EEG (the “Shares”). Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, all of the Shares in accordance with the terms and conditions set forth in this Agreement. NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and intending to be legally bound hereby, the Parties hereto agree as follows: 1. Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 4(a)), Seller shall sell, transfer, assign and deliver to Purchaser, and Purchaser shall purchase and accept from Seller, all of Seller’s right, title and interest in and to the Shares, free and clear of any and all liens, interests, encumbrances, claims and rights of others of any kind or nature (each, a “Lien”), other than Liens: (i) under EEG’s Certificate of Incorporation, Bylaws and Amended and Restated Shareholders’ Agreement (as defined herein), each as amended to date (the “Organizational Documents”), and (ii) under applicable securities laws (any such Liens described in clauses (i) or (ii), “Permitted Liens”). 2. Purchase Price; Payment. The Purchase Price to be paid by Purchaser for the Shares shall be the amount of One Dollar ($1.00) payable in cash at Closing by wire transfer of immediately available funds to a bank account designated in writing by Seller. 3. Termination of Preferred Salon and Supply Status. EEG and Seller hereby agree: (i) that certain Preferred Salon Agreement (the “Salon Agreement”) dated January 31, 2020 between EEG and Seller and (ii) that certain Master Supply Agreement (the “Supply Agreement”) dated January 31, 2020 between EEG and Seller are both terminated and neither EEG nor Seller have any further obligations of liabilities of any kind thereunder. 4. Closing and Deliveries. (a) Closing. The consummation of the purchase and the sale of the Shares (the “Closing”) shall be held two business days after all of the conditions in Section 7 and Section 8 have been satisfied or waived and shall be deemed effective as of 12:01 a.m. Eastern Time on such date, or such other time and date as the Parties may agree (such time and date are referred to herein as the “Closing Date”); provided, however, that if EEG is required by any Governmental Authority or Educational Agency to file a “same day balance sheet” in connection with the consummation EXECUTION VERSION 2 of the purchase and sale of the Shares, the Closing shall be held on the first business day of the month following the month during which all of the conditions in Section 7 and Section 8 have been satisfied or waived. The Closing may take place by facsimile, electronic transmission, overnight delivery or other means determined acceptable by the Parties. (b) Seller’s Deliveries. At the Closing, Seller shall deliver the following documents and instruments to Purchaser: (i) the officer’s certificate referred to in Section 7(b); (ii) evidence reasonably satisfactory to Purchaser that the Consents listed on Schedule 5.1(d), if any, have been obtained and are in full force and effect; (iii) the certificates representing the Shares, duly endorsed by Seller in blank or accompanied by a stock power executed by Seller (at Purchaser’s election), or a lost certificate affidavit in form reasonably agreed by the parties; (iv) such documents as are necessary to terminate the Shareholders’ Agreement, the Salon Agreement, the Supply Agreement and any Other Prior Agreements (as defined below), and to release Purchaser from any and all liabilities or obligations thereunder; (v) such other instruments as may be reasonably requested by Purchaser that are necessary to convey title to the Shares to Purchaser. (c) Purchaser’s Deliveries. At the Closing, Purchaser shall deliver to Seller: (i) the Closing Date Payment; (ii) the officer’s certificate referred to in Section 8(b); (iii) such documents as are necessary to terminate the Shareholders’ Agreement, the Salon Agreement, the Supply Agreement and any Other Prior Agreements, and to release Seller from any and all liabilities or obligations thereunder; and (iv) evidence reasonably satisfactory to Seller that the Consents listed on Schedule 5.2(d), if any, have been obtained and are in full force and effect. 5. Representations and Warranties. 5.1 Representations and Warranties of Seller. Seller hereby represents and warrants to Purchaser as follows: (a) Corporate Organization; Qualification and Power; Authorization and Enforceability. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota. Seller has the requisite corporate power and authority to execute and deliver this Agreement and the other instruments and certificates that are expressly required to be delivered by this Agreement (the “Transaction Documents”) to which it is a party and to perform its obligations under this Agreement and the Transaction Documents to which it is EXECUTION VERSION 3 a party, and all necessary corporate action has been taken by Seller to authorize the execution and delivery of this Agreement and the Transaction Documents to which it is a party and its performance of the transactions contemplated hereby and thereby. This Agreement constitutes, and, when executed by Seller and the other parties thereto, the Transaction Documents to which Seller is a party will constitute, the legal, valid and binding obligations of Seller, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a procedure at law or in equity). (b) Ownership of Shares. Seller is the record and beneficial owner of the Shares, free and clear of all Liens other than Permitted Liens. The Shares are not subject to any purchase option, right of first refusal, subscription right or any other right of any third party, other than under the Amended and Restated Shareholders’ Agreement dated as of July 1, 2008 among EEG, Seller and Schoeneman, as amended to date (“Shareholders’ Agreement”). (c) No Conflict. The execution and delivery by Seller of this Agreement or any of the Transaction Documents to which it is a party does not, and the consummation of the transactions contemplated by this Agreement and the Transaction Documents and the compliance by Seller with the terms, conditions and provisions of this Agreement and the Transaction Documents to which it is a party will not, directly or indirectly (with or without notice or lapse of time): (A) contravene, conflict with or result in a violation of any provision of Seller’s articles of incorporation or bylaws; (B) violate any applicable law or violate any judgment, permit, order, writ or decree of any Governmental Authority or Educational Agency applicable to Seller; (C) constitute or result in any breach, default or violation of any of the terms, conditions or provisions of any indenture, mortgage, loan or credit agreement, or any other instrument, contract or agreement to which Seller is a party, or by which the assets of Seller may be bound; or (D) result in the creation or imposition of any Lien upon any of the assets of Seller, including the Shares. (d) Consents. Except as set forth on Schedule 5.1(d), Seller is not required to give any notice to, make any filing with, or obtain any approval, consent, ratification, waiver or other authorization (collectively, “Consent”) from any Person, entity or Governmental Authority in connection with the execution or delivery by Seller of this Agreement or any of the Transaction Documents to which it is a party or the consummation of the transactions contemplated by this Agreement and the Transaction Documents or the compliance by Seller with the terms, conditions and provisions of this Agreement or the Transaction Documents to which it is a party. (e) Brokerage. Seller has not made any agreement or taken any other action with a broker or agent that would cause Purchaser to become liable for a broker’s fee or any commission as a result of the transactions contemplated hereunder. (f) EEG Agreements. To the knowledge of Seller, (i) except for the PPAs, no debt, liability or other obligation of any Group Company (contingent or otherwise) is guaranteed or otherwise supported by Regis (including by means of a letter of credit or bond under which Regis could be liable), and (ii) prior to entering into this Agreement and the Transaction Documents, there do not exist any agreements or legally binding commitments between Regis or EXECUTION VERSION 4 any of its Affiliates, on the one hand, and any Group Company, on the other hand, other than the Shareholders’ Agreement, the Supply Agreement and the Salon Agreement (any such guarantees, letters of credit, bonds, agreements or legally binding commitments, excluding this Agreement and the Transaction Documents, are referred to in this Agreement as “Other Prior Agreements”). (g) No Other Representations. Except as expressly provided in this Section 5.1, neither Seller nor any other Seller Party (as defined in Section 15) has made, or is making, any representation or warranty whatsoever to Purchaser or any Purchaser Party (as defined in Section 15), and no such Seller Party shall be liable in respect of the accuracy or completeness of any information provided to any Purchaser Party by any Person or entity, other than information provided by Seller in a schedule to, or certificate delivered pursuant to, this Agreement. Seller hereby disclaims any and all representations and warranties other than those expressly provided in this Section 5.1, in any Transaction Document or in any certificate provided by Seller in accordance with this Agreement. Without limiting the generality of the foregoing, no Seller Party has made or is making any representation or warranty whatsoever regarding EEG or its subsidiaries, or any of their respective businesses, assets or liabilities. 5.2 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows: (a) Corporate Organization; Qualification and Power; Authorization and Enforceability. EEG is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. Purchaser has the requisite corporate or other power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform its obligations under this Agreement and the Transaction Documents to which it is a party, and all necessary corporate action has been taken by EEG to authorize the execution and delivery of this Agreement and the Transaction Documents to which it is a party and its performance of the transactions contemplated hereby and thereby. This Agreement constitutes, and, when executed by Purchaser, and the other parties thereto, the Transaction Documents to which Purchaser is a party will constitute, the legal, valid and binding obligations of Purchaser, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a procedure at law or in equity). Payment of the Purchase Price pursuant to this Agreement will be made in compliance with all applicable laws. (b) Compliance with Legal Requirements. Each of the Group Companies are in compliance, in all material respects, with all Legal Requirements applicable to it, and to its respective assets and businesses. No Group Company is presently subject to any written notice from, or any pending action by, any Governmental Authority, Educational Agency or any other Person asserting any past or present failure by the Group Company to comply with any applicable Legal Requirement in any material respect.No Conflict. The execution and delivery by Purchaser of this Agreement or any of the Transaction Documents to which it is a party does not, and the consummation of the transactions contemplated by this Agreement and the Transaction Documents and the compliance by them with the terms, conditions and provisions of this Agreement and the Transaction Documents to which it is a party will not, directly or indirectly (with or without notice or lapse of time): (A) contravene, conflict with or result in a violation of

EXECUTION VERSION 5 any provision of EEG’s Certificate of Incorporation or Bylaws; (B) violate any applicable law or violate any judgment, permit, order, writ or decree of Governmental Authority or Educational Agency applicable to Purchaser; or (C) constitute or result in any breach, default or violation of any of the terms, conditions or provisions of any indenture, mortgage, loan or credit agreement, or any other instrument, contract or agreement to which Purchaser is a party, or by which the assets of Purchaser may be bound. (d) Consents. Except as set forth on Schedule 5.2(d), EEG is not required to give any notice to, make any filing with, or obtain any Consent from any Person, entity, Governmental Authority in connection with the execution or delivery by Purchaser of this Agreement or any of the Transaction Documents to which it is a party or the consummation of the transactions contemplated by this Agreement and the Transaction Documents or the compliance by Purchaser with the terms, conditions and provisions of this Agreement and the Transaction Documents to which it is a party. (e) Regulatory Approvals. Schedule 5.2(e) sets forth a correct and complete list of all Regulatory Approvals that must be made or obtained by the Group Companies in connection with the consummation of the transactions contemplated by this Agreement and the Transaction Documents. (f) Brokerage. Purchaser has not made any agreement or taken any other action with a broker or agent that would cause Seller to become liable for a broker’s fee or any commission as a result of the transactions contemplated hereunder. (g) Nature of Purchaser. Purchaser (i) is a sophisticated party and accredited investor, (ii) has knowledge and experience regarding EEG and its business, assets and liabilities (and access to all of its books, records and operations) sufficient to evaluate the risks and merits of the transactions contemplated by this Agreement (and, in fact, has at least as much knowledge and access as Seller with respect to such matters), and (iii) has undertaken its own comprehensive diligence review of EEG and its business, assets and liabilities. Purchaser, in acquiring the Shares, is not relying on any representations or warranties of any Seller Party other than those provided in Section 5.1 above. (h) Regis Agreements. To the knowledge of Purchaser, (i) except for the PPAs, no debt, liability or other obligation of any Group Company (contingent or otherwise) is guaranteed or otherwise supported by Regis (including by means of a letter of credit or bond under which Regis could be liable), and (ii) prior to entering into this Agreement and the Transaction Documents, there do not exist any agreements or legally binding commitments between Regis or any of its Affiliates, on the one hand, and any Group Company, on the other hand, other than the Shareholders’ Agreement. Without limiting the foregoing and for the avoidance of doubt, Purchaser hereby expressly agrees that Regis is not a signatory or guarantor for any lease obligations of any Group Company, for which Purchaser and the Group Companies are, and after the Closing shall remain, solely and exclusively liable. EXECUTION VERSION 6 6. Covenants. (a) Consents. Seller shall provide all notices and make all filings, and shall use commercially reasonable efforts, to obtain the Consents, if any, listed on Schedule 5.1(d). Purchaser shall provide all notices and make all filings, and shall use commercially reasonable efforts, to obtain the Consents, if any, listed on Schedule 5.2(d). (b) Regulatory Approvals. As the operator of the Group Companies to which the Regulatory Approvals pertain, EEG shall be solely responsible for providing all notices and making all filings, and shall use commercially reasonable efforts to obtain, all Regulatory Approvals. As reasonably requested by EEG, Seller shall execute and deliver such documents, instruments and certificates (conditioned upon its review and approval thereof) and provide such other assistance to EEG in connection with EEG’s activities under this Section 6(b), including with respect to any Pre-Closing Regulatory Approvals or Post-Closing Regulatory Approvals. Without limiting the foregoing, to the extent not previously provided or made EEG shall provide all such notices and make all such filings in connection with any Pre-Closing Regulatory Approvals within five (5) days after the date of this Agreement. (b) Public Announcements. Except as and to the extent required by law, or reasonably required in connection with a Party’s efforts to obtain any Consents or Regulatory Approvals, without the prior written consent of the other Party, no Party will, and each such Party will direct its representatives not to, make, directly or indirectly, any public comment, statement or communication with respect to, or otherwise to disclose, or to permit the disclosure of, the existence of discussions regarding a possible transaction between the Parties or any of the terms, conditions or other aspects of this Agreement or any of the Transaction Documents or the consummation of the transactions contemplated by this Agreement and the Transaction Documents. If a Party is required by law to make any such disclosure, to the extent practicable, it shall first provide to the other Party the content of the proposed disclosure, the reasons that such disclosure is required by law, and the time and place or method of such disclosure. (c) Certain Matters with Restricted Persons. Prior to the consummation of the transactions contemplated by this Agreement and the Transaction Documents, EEG shall not, and shall not cause or permit any Group Company to: (i) make any payment to or for the benefit of any Restricted Person (including by any dividend, distribution or repurchase of stock); (ii) transfer any asset to or for the benefit of any Restricted Person; (iii) assume or become secondarily liable for any liability or obligation of any Restricted Person; (iv) purchase any asset or service from any Restricted Person; (v) enter into any transaction or arrangement with any Restricted Person that would conflict with clauses (i), (ii), (iii) or (iv) of this Section; or (vi) enter into any agreement with any Restricted Person that would conflict with clauses (i), (ii), (iii) or (iv) of this Section; provided, that notwithstanding the foregoing EEG may make Permitted Payments. 7. Conditions Precedent to Obligations of Purchaser. The obligations of Purchaser to purchase the Shares, and consummate the other transactions contemplated hereunder, are subject to the satisfaction, as of the Closing Date, of each of the following conditions (any one or more of which may be waived in whole or in part by Purchaser in its sole discretion to the extent permitted by law): EXECUTION VERSION 7 (a) Performance of Agreements. Seller shall have performed or complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing. (b) Representations and Warranties. All of Seller’s representations and warranties set forth in this Agreement shall have been true and correct when made and as of the Closing Date and Purchaser shall have been furnished with a certificate of an appropriate officer of Seller, dated as of the Closing Date, certifying to Seller’s compliance with the provisions of Section 7(a) and this Section 7(b). (c) Injunction; Litigation. No statute, rule or regulation or order of any Governmental Authority shall be in effect which prohibits the transactions contemplated by this Agreement. No action or proceeding by any third party shall be pending by or before any Governmental Agency challenging any of the transactions contemplated by this Agreement or seeking monetary relief by reason of the consummation of such transactions. (d) Consents and Pre-Closing Regulatory Approvals. Each of the Consents, if any, listed on Schedule 5.1(d) and Schedule 5.2(d), and the Pre-Closing Regulatory Approvals set forth on Schedule 5.2(e), shall have been obtained on terms and conditions reasonably acceptable to Purchaser and shall be in full force and effect. (e) Stock Certificates. Seller shall have executed and delivered to Purchaser the certificates representing the Shares, duly endorsed in blank or accompanied by an executed stock power to permit Purchaser to consummate the transfer of the Shares. 8. Conditions Precedent to Obligations of Seller. The obligations of Seller to sell the Shares, and consummate the other transactions contemplated hereunder, are subject to the satisfaction, as of the Closing Date, of each of the following conditions (any one or more of which may be waived in whole or in part by Seller in its sole discretion, to the extent permitted by law): (a) Performance of Agreements. Purchaser shall have performed or complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing. (b) Representations and Warranties. All of Purchaser’s representations and warranties set forth in this Agreement shall have been true and correct when made and as of the Closing Date and Seller shall have been furnished with a certificate of an appropriate officer of Purchaser, dated the Closing Date, certifying to Purchaser’s compliance with the provisions of Section 8(a) and this Section 8(b). (c) Injunction; Litigation. No statute, rule or regulation or order of any Governmental Authority shall be in effect which prohibits the transactions contemplated by this Agreement. No action or proceeding by any third party shall be pending by or before any Governmental Agency challenging any of the transactions contemplated by this Agreement or seeking monetary relief by reason of the consummation of such transactions. (d) Consents and Pre-Closing Regulatory Approvals. Each of the Consents, if any, listed on Schedule 5.1(d) and Schedule 5.2(d), and the Pre-Closing Regulatory Approvals set EXECUTION VERSION 8 forth on Schedule 5.2(e), shall have been obtained on terms and conditions reasonably acceptable to Seller and shall be in full force and effect. 9. Termination. (a) When Agreement May be Terminated. This Agreement may be terminated: (i) by mutual written consent of Purchaser and Seller at any time prior to Closing; or (ii) by Purchaser or Seller if the Closing shall not have occurred by March 31, 2024 (“Termination Date”), other than if caused by the failure of the Party seeking to terminate this Agreement to perform in all material respects its obligations under this Agreement required to be performed at or prior to Closing or a breach of such party’s representations or warranties; provided, however, that if on or prior to the Termination Date all of the conditions in Section 7 and Section 8, other than the receipt of all Pre-Closing Regulatory Approvals, have been satisfied, then the Termination Date shall be extended until the date that is three (3) business days after all of the Pre-Closing Regulatory Approvals have been received. (b) Effect of Termination. In the event of termination of this Agreement as provided in Section 9(a), there shall be no liability on the part of either Purchaser or Seller except for liabilities arising from a breach of this Agreement prior to such termination; and provided that Section 6(b) (Public Announcements), Section 10 (Indemnification), Section 12 (Governing Law; Consent to Jurisdiction), Section 13 (Notices), Section 14 (Miscellaneous), this Section 9 and the defined terms herein and their respective definitions shall survive the termination hereof. 10. Indemnification. (a) Indemnification. Each Party shall indemnify, defend and hold harmless the other Party and the other Party’s employees, directors and officers from and against any loss, liability, claim, litigation, damage or expenses, including reasonable legal fees and expenses (“Losses”) that the indemnified party may suffer or incur as a result of or arising from any breach or failure to perform, as the case may be, of any of the representations, warranties, covenants or agreements of such indemnifying party set forth in this Agreement (the “Indemnified Matters”). The Parties hereby expressly agree that, except in the case of fraud, indemnification under this Section 10(a) shall be the sole and exclusive remedy with respect to the Indemnified Matters; provided, that the foregoing shall not apply to or in any way limit or affect (i) any Party’s ability to seek (non-monetary) specific performance of the terms of this Agreement or (ii) Section 15 below. (b) Procedures Relating to Indemnification. (i) In order for the indemnified party to be entitled to any indemnification from the indemnifying party in respect of, arising out of or involving a claim or demand made by any Person, entity or authority not a party to this Agreement against the indemnified party (a “Third Party Claim”), such indemnified party must notify the indemnifying party in writing of the Third Party Claim within 20 days after receipt by such indemnified party of written notice of the Third Party Claim; provided, however, that failure to give such notification

EXECUTION VERSION 9 shall not affect the indemnification provided hereunder except to the extent the indemnifying party shall have been actually prejudiced as a result of such failure. Thereafter, the indemnified party shall deliver to the indemnifying party, promptly after the indemnified party’s receipt thereof, copies of all notices and documents (including court papers) received by the indemnified party relating to the Third Party Claim. For the avoidance of doubt, a claim or demand by any such third party shall only be deemed a Third Party Claim if it results from or arises from an Indemnified Matter. (ii) If a Third Party Claim is made against an indemnified party, the indemnifying party will be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the indemnifying party and reasonably acceptable to the indemnified party. Should the indemnifying party so elect to assume the defense of a Third Party Claim, the indemnifying party will not be liable to the indemnified party for any legal expense subsequently incurred by the indemnified party in connection with the defense thereof. With respect to all Third Party Claims, the indemnified party will cooperate in all reasonable respects with the indemnifying party in connection with such claims and the defense or compromise thereof. Such cooperation shall include the retention and (upon the indemnifying party’s request) the provision to the indemnifying party of records and information which are reasonably relevant to such Third Party Claim, making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the indemnifying party shall have assumed the defense of a Third Party Claim, the indemnified party shall not, without first waiving the indemnity as to such claim, admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the indemnifying party’s prior written consent, which consent shall not be unreasonably withheld or delayed. The indemnifying party shall not compromise or settle any Third Party Claim without the indemnified party’s consent unless (i) there is no finding or admission of any wrongdoing by the indemnified party and (ii) the sole relief provided, if any, is monetary damages to be paid in full by the indemnifying party. (c) Survival. All of the representations, warranties, covenants and agreements contained herein, whether by or of Seller or Purchaser, shall survive until the expiration of the applicable statute of limitations period relating to such the representations, warranties, covenants or agreements. 11. Further Assurances. The Parties agree to take whatever actions and to execute and deliver any further agreements, documents or instruments that are reasonably necessary to effectuate the express terms of this Agreement. 12. Governing Law; Consent to Jurisdiction. This Agreement and any disputes arising hereunder shall be governed by and construed and enforced according to the laws of the State of Delaware, without reference to the choice of law or conflict of law principles of any jurisdiction. Each Party irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. 13. Notices. All notices, requests, consents and other communications required or permitted hereunder, if any, shall be in writing and hand delivered, sent by facsimile, mailed by EXECUTION VERSION 10 first class mail, certified, return receipt requested or sent by overnight mail and, if hand delivered, shall be effective when so delivered, if sent by facsimile, shall be effective upon transmission with confirmed electronic receipt, if mailed, shall be effective two (2) days after the date of mailing and if sent by overnight mail shall be effective one (1) day after the date of mailing and shall be addressed as follows: If to Seller: Regis Corporation 3701 Wayzata Boulevard, Suite 500 Minneapolis, MN 55416 Attn: Chief Financial Officer If to EEG: EEG, Inc. 396 Pottsville/St. Clair Highway Pottsville, PA 17901 Attn: President Facsimile: (570) 429-4222 14. Miscellaneous. No Party may assign this Agreement, or any rights or obligation hereunder without the prior written consent of the other Party. This Agreement shall be binding upon and inure to the benefit of the Parties, their respective successors and permitted assigns, provided that no assignment shall relieve any assigning Party of any of its obligations hereunder. Except as provided in Section 10 and Section 15, this Agreement is for the sole benefit of the Parties hereto and nothing herein expressed or implied shall give or be construed to give to any Person, entity or authority, other than the Parties, any legal or equitable rights hereunder. This Agreement (together with the other Transaction Documents) constitutes the entire agreement between the Parties regarding the subject matter hereof and there are no other agreements among the Parties respecting the subject matter hereof. This Agreement shall be subject to modification or amendment only by an instrument in writing signed by each Party. Any failure or delay by any Party in exercising any right or power under this Agreement shall not operate as a waiver of such right or power. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. If any provision, clause or part of this Agreement, or the application thereof under certain circumstances, is held invalid, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby. This Agreement may be executed in any number of counterparts and each will be considered an original, and together they will constitute one agreement, and the Parties agree that their respective signatures on this Agreement may be delivered by facsimile or electronic mail and that any such signature so delivered shall be deemed to be an original. The section headings and subheadings contained in this Agreement are for convenience of reference only and will not in any way affect the interpretation of this Agreement. Section references contained herein refer to those contained in this Agreement unless otherwise specified. The word “or” has the inclusive meaning frequently identified with the phrase “and/or,”; “including” has the inclusive meaning frequently identified with the phrases, “including, but not limited to,” or “including, EXECUTION VERSION 11 without limitation,”; and references to “hereunder”, “hereof” or “herein” relate to this Agreement as a whole. 15. Complete Release and Limited Indemnification. (a) As used herein: (i) EEG and Schoeneman, together with its and his Affiliates and Subsidiaries (including all Group Companies), and all of their respective stockholders (other than Seller), directors, officers, employees, agents, representatives, heirs, legal representatives, personal representatives, successors and assigns, in each case whether past, present or future, are sometimes each referred to as a “Purchaser Party” and collectively as the “Purchaser Parties” (provided, however, that, other than Schoeneman and the Group Companies, a Person shall only be included as a Purchaser Party herein in such Person’s capacity as (x) a director, officer, employee, agent or representative of Schoeneman or one or more of the Group Companies, or (y) an heir, legal representative, personal representative, successor or assign of a Purchaser Party); (ii) Seller and its Affiliates and Subsidiaries, together with their respective stockholders, directors, officers, employees, agents, representatives, heirs, legal representatives, personal representatives, successors and assigns, in each case whether past, present or future, are sometimes each referred to as a “Seller Party” and collectively as the “Seller Parties” (provided, however, that, other than Seller, a Person shall only be included as a Seller Party herein in such Person’s capacity as (x) a director, officer, employee, agent or representative of Seller or one or more of the Group Companies, or (y) an heir, legal representative, personal representative, successor or assign of a Seller Party); and (iii) “Claims” means any claims, actions, demands, causes of action, grievances, complaints, suits, litigation, audits, assessments, arbitrations, mediations, inquiries, investigations, proceedings and Losses, in each case whether known or unknown, whether asserted or unasserted, whether determined, determinable or otherwise, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, whether directly incurred or consequential, and whether due or to become due. (b) Effective as of the Closing, EEG and Schoeneman, in each case on behalf of itself, himself and all of their respective Purchaser Parties, hereby unconditionally and irrevocably releases and forever discharges Seller and each other Seller Party from any and all Claims arising prior to, contemporaneously with or after the Closing on account of or arising out of any matter, cause, fact or event occurring prior to or contemporaneously with the Closing, including any right to indemnification, reimbursement from, or payment by Seller or any other Seller Party, whether pursuant to any Organizational Document, contract, or otherwise and whether or not relating to Claims pending on, or asserted after, the Closing Date (collectively, the “Seller Released Claims”) provided, however, that nothing contained in this Section 15(b) will operate to release any obligation of Seller arising under this Agreement or any of the other Transaction Documents. EEG and Schoeneman irrevocably covenant not to, and each agrees to use commercially reasonable efforts to cause the other Purchaser Parties not to, directly or indirectly, assert any Claim or demand, or commence, institute, or voluntarily aid in any way, or cause to be commenced or instituted, any Claim of any kind against any Seller Party based upon any Seller Released Claim (or otherwise seek to recover any amounts in connection therewith or thereunder from any Seller Party). In furtherance of the foregoing, EEG and Schoeneman, in each case on behalf of itself, himself and all of their respective Purchaser Parties, hereby agrees that (i) he, she or it shall not make any Claim against Seller or any other Seller Party by reason of the fact that Seller is or was a shareholder of EEG, or that any Seller Party served as an employee, officer, EXECUTION VERSION 12 director or agent of EEG, and (ii) each of EEG and Schoeneman shall use commercially reasonable efforts to cause the other Purchaser Parties not to make any such Claim (in each case except to the extent such Claim arises under this Agreement or any of the other Transaction Documents). Each of EEG and Schoeneman represents and warrants that he or it has not transferred, assigned, or otherwise disposed of any part of or interest in any such Claim. (c) Effective as of the Closing, Seller, on behalf of itself and all Seller Parties, hereby unconditionally and irrevocably releases and forever discharges Purchaser, Schoeneman and each other Purchaser Party from any and all Claims arising prior to, contemporaneously with or after the Closing on account of or arising out of any matter, cause, fact or event occurring prior to or contemporaneously with the Closing, including any right to indemnification, reimbursement from, or payment by Purchaser, Schoeneman or any other Purchaser Party, whether pursuant to any Organizational Document, contract, or otherwise and whether or not relating to Claims pending on, or asserted after, the Closing Date (collectively, the “Purchaser Released Claims”) provided, however, that nothing contained in this Section 15(c) will operate to release any obligation of Purchaser Parties (i) arising under this Agreement or any of the other Transaction Documents, or (ii) to indemnify and advance expenses to former directors and officers to the extent required under its Organizational Documents (as currently in effect). Seller irrevocably covenants not to, and agrees to use commercially reasonable efforts to cause the other Seller Parties not to, directly or indirectly, assert any Claim or demand, or commence, institute, or voluntarily aid in any way, or cause to be commenced or instituted, any Claim of any kind against any Purchaser Party based upon any Purchaser Released Claim (or otherwise seek to recover any amounts in connection therewith or thereunder from any Purchaser Party). In furtherance of the foregoing, Seller, on behalf of itself and all of the Seller Parties, hereby agrees that (i) it shall not make any Claim against Purchaser, Schoeneman or any other Purchaser Party, including any derivative action, or suit on behalf or EEG, by reason of the fact that Seller is or was a shareholder of EEG, or that any Seller Party served as an employee, officer, director or agent of EEG, and (ii) Seller shall use commercially reasonable efforts to cause the other Seller Parties not to make any such Claim (in each case except to the extent such Claim (i) arises under this Agreement or any of the other Transaction Documents, or (ii) seeks indemnification or advancement of expenses for a former director or officer under a Purchaser Party’s Organizational Documents as currently in effect). Seller represents and warrants that it has not transferred, assigned, or otherwise disposed of any part of or interest in any such Claim. (d) Each of Seller, on behalf of itself and all other Seller Parties, and EEG and Schoeneman, in each case on behalf of itself, himself and all of their respective Purchaser Parties: (i) acknowledges that he or it is familiar with Section 1542 of the Civil Code of the State of California (“Section 1542”), which provides as follows: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR; (ii) waives and relinquishes any rights and benefits that any of them may have under Section 1542 or any similar statutory or common law principle of any jurisdiction; and (iii) acknowledges that any of them may hereafter discover facts in addition to or different from those that they now know or believe to be true with respect to the subject matter of this release, but it is their intention to fully and finally and forever settle and release all Seller Released Claims and Purchaser Released Claims, as applicable. In furtherance of the foregoing,

EXECUTION VERSION 13 the releases contained herein shall be and remain in effect as full and complete general releases notwithstanding the discovery or existence of any such additional or different facts. (e) Effective as of the Closing, without limiting any rights and remedies otherwise available to any Seller Party, EEG shall thereafter indemnify, hold harmless and reimburse Seller and each other Seller Party to the fullest extent permitted by applicable law from and against all Losses in connection with or resulting from any Claim made by a third party (i.e., a Person who is not a Seller Party) against Seller or any other Seller Party which directly or indirectly arises out of, or relates to: (i) the operations, actions, omissions, assets or liabilities of any Purchaser Party following the Closing; (ii) the operations, actions, omissions, assets or liabilities of any Purchaser Party on or prior to the Closing; or (iii) a Seller Party’s actions, omissions or liabilities as a director or officer of EEG or any other Group Company. The foregoing indemnification obligations shall survive as long as is permitted by applicable law; provided, that indemnification arising solely under Section 15(e)(ii) shall (A) expire on the second annual anniversary of the Closing Date, and (B) be capped at a cumulative, aggregate amount of $5 million. (f) Effective as of the Closing, without limiting any rights and remedies otherwise available to any Purchaser Party, Regis shall thereafter indemnify, hold harmless and reimburse Purchaser and each other Purchaser Party to the fullest extent permitted by applicable law from and against all Losses in connection with or resulting from any Claim made by a third party (i.e., a Person who is not a Purchaser Party) against Purchaser or any other Purchaser Party which directly or indirectly arises out of, or relates to, (i) the operations, actions, omissions, assets or liabilities of any Seller Party following the Closing, and (ii) the operations, actions, omissions, assets or liabilities of any Seller Party on or prior to the Closing, in each case excluding any Claims related to a Seller Party’s actions, omissions, assets or liabilities as a director, officer or stockholder of EEG or any other Group Company, provided that the provisions of this Section 15(f) shall not affect Seller’s obligations and Purchaser’s rights under Section 10 of this Agreement. The foregoing indemnification obligations shall survive as long as is permitted by applicable law; provided, that indemnification arising solely under Section 15(f)(ii) shall (A) expire on the second annual anniversary of the Closing Date, and (B) be capped at a cumulative, aggregate amount of $5 million. (g) The Parties and Schoeneman hereby agree that the Sloan Agreement, the Supply Agreement and all Other Prior Agreements, if any exist, are hereby terminated as of the Closing and shall be of no further force or effect thereafter. 16. Defined Terms. Unless the context otherwise requires, the following terms shall have the following meanings for purposes of this Agreement: “Affiliate” means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, through one or more intermediaries or otherwise (for purposes of this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise). EXECUTION VERSION 14 “DOE” means the U.S. Department of Education, or any successor Governmental Authority administering Title IV Programs. “Educational Agency” means (i) the DOE, (ii) the National Accrediting Commission of Career Arts and Sciences, and (iii) the applicable state authorizing agency of each jurisdiction in which any Group Company operates or is otherwise subject to such agency’s authorization requirements to provide educational programs. “Governmental Authority” means any governmental authority or entity, including any agency, branch, board, bureau, commission, court, department, tribunal, subdivision or instrumentality thereof, or any arbitrator or arbitration panel, but excluding any Educational Agency. “Group Companies” means EEG and its current and future Subsidiaries; and “Group Company” means EEG or any of its current or future Subsidiaries. “Legal Requirement” means any statute, law (including common law), ordinance, constitution, treaty, rule, code, code of conduct, self-regulatory guidelines, guidance, regulation, or other requirement or rule of law, enacted or promulgated by any Governmental Authority or Educational Agency, and for the avoidance of doubt also means any requirements of a valid and enforceable contract. “Losses” means all debts, liabilities, obligations, losses, offsets, interest, awards, fines, penalties, judgments, payments, amounts paid in settlement, deficiencies, interests, disgorgements, fees, taxes, diminution in value, damages and other costs and expenses (including fees of attorneys, accountants and other experts, and costs of investigation and enforcement). “Person” means an individual, a partnership (including a limited partnership), a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, association or other entity, but excluding any Educational Agency. “Post-Closing Regulatory Approval” means any of those Regulatory Approvals that pursuant to applicable Legal Requirements must be effectuated or obtained after the Closing, as set forth on Schedule 5.2(e) of this Agreement. “PPA” means a Title IV Program Participation Agreement issued by the DOE to any postsecondary educational institution operated by a Group Company and which is in effect as of the date of this Agreement. “Pre-Closing Regulatory Approval” means any of those Regulatory Approvals that pursuant to applicable Legal Requirements must be effectuated or obtained prior to the Closing, as set forth on Schedule 5.2(e) of this Agreement. “Regulatory Approval” means any filing, notice, report, consent, registration, approval, permit, or authorization required to be made with or obtained from any Educational Agency in connection with transactions contemplated by this Agreement and the Transaction Documents. EXECUTION VERSION 15 “Restricted Person” means Schoeneman and each Schoeneman Family Member, and each of his and their respective Affiliates; provided, that Restricted Person shall not include EEG or any direct or indirect wholly-owned Subsidiary of EEG. “Schoeneman Family Member” means (i) any current, former or future member of the family of Schoeneman, including his current, former and future, siblings, parents, spouses, children and grandchildren (in each case including by adoption); (ii) the current, former and future grandparents, parents, siblings, spouses, children and grandchildren (in each case including by adoption) of the individuals covered by clause (i) above; and (iii) any trusts or entities for the sole or partial benefit of, or owned in whole or in part by, any one or more individuals covered by clause (i) or clause (ii) above. “Subsidiary” means, with respect to any Person, any other Person which such Person, directly or indirectly owns an amount of the voting securities, other voting ownership or voting partnership interests that is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, fifty percent (50%) or more of the equity interests or other securities). “Title IV Programs” means federal student financial assistance programs under Title IV of the Higher Education Act of 1965, 20 U.S.C. § 1070 et seq., as amended, or successor statutes thereto. [Signature page follows] EXECUTION VERSION 16 IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the date first hereinabove written. REGIS CORPORATION By: /s/ Kersten Zupfer__________________ Name: Kersten Zupfer Title: Executive Vice President and Chief Financial Officer EEG, INC. By: /s/ Franklin K. Schoeneman__________ Name: Franklin K. Schoeneman Title: Chairman and CEO Franklin K. Schoeneman hereby joins this Agreement solely with respect to the provisions of Section 12 and Section 15 hereof. /s/ Franklin K. Schoeneman__________ Franklin K. Schoeneman